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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): OCTOBER 30, 2001
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                           Fleetwood Enterprises, Inc.
               (Exact Name of Registrant as Specified in Charter)


               Delaware               001-07699               95-1948322
     (State or Other Jurisdiction    (Commission             (IRS Employer
           of Incorporation)         File Number)          Identification No.)


          3125 Myers Street, Riverside, California              92503-5527
          (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (909) 351-3500
                                                            --------------


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.     OTHER EVENTS


         On October 30, 2001, Fleetwood Enterprises, Inc. (the "Company") issued a press release announcing that it will defer the next quarterly distribution on the 6% Convertible Trust Preferred Securities issued by its wholly owned trust, Fleetwood Capital Trust I, due to be made on November 15, 2001. The Company further indicated it believes, given current market and economic conditions, that it will continue to defer distributions on the Trust securities for at least the following two quarters. The Company also disclosed that it will discontinue the payment of dividends on its Common shares following payment on November 14, 2001 of the previously declared dividend of four cents per share. The Company indicated that these actions will allow it to conserve cash and preserve liquidity for operations. The combination of the Trust distributions and the Common stock dividend totals more than $5.6 million per quarter.

         The press release announcing the deferral of the next quarterly distribution on the 6% Convertible Trust Preferred Securities and discontinuance the payment of dividends on Common shares is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         On November 1, 2001, the Company issued a press release announcing preliminary results of sales for the second fiscal quarter and six months ended October 28, 2001.

         The press release announcing preliminary results of sales for the second fiscal quarter and six months ended October 28, 2001 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.     EXHIBITS

         Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

         EXHIBIT             DESCRIPTION

           99.1              Press Release of the Company dated October 30, 2001

           99.2              Press Release of the Company dated November 1, 2001


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Fleetwood Enterprises, Inc.



Date:  November 7, 2001                       By:  /s/ Forrest D. Theobald
                                              ----------------------------------
                                                   Forrest D. Theobald
                                                   Secretary


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                                  EXHIBIT INDEX



                                                                  SEQUENTIALLY
                                                                  NUMBERED PAGE
         EXHIBIT      DESCRIPTION

           99.1       Press Release of the Company
                      dated October 30, 2001                             5

           99.2       Press Release of the Company
                      dated November 1, 2001                             7


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